DELAWARE POOLED® TRUST

The Global Fixed Income Portfolio (the “Portfolio”)

Supplement to the Portfolio’s Summary Prospectus
dated February 28, 2012

On May 23, 2012, the Board of Trustees of Delaware Pooled Trust (the “Trust”) unanimously voted and approved a proposal to liquidate and dissolve the Portfolio. The liquidation and dissolution is expected to take effect on or about July 13, 2012 (the “Liquidation Date”). The Portfolio will continue to accept purchases from existing shareholders (including reinvested dividends and capital gains) until the last business day before the Liquidation Date.

Mondrian Investment Partners Limited will continue to serve as sub-advisor to the Portfolio until the Liquidation Date.

The following replaces the information in the section entitled “Who manages the Portfolio? – Investment manager”:

Who manages the Portfolio?

Investment manager
Delaware Management Company, a series of Delaware Management Business Trust.

Sub-advisor
Mondrian Investment Partners Ltd.

Portfolio managers	Position with Mondrian Investment Partners Ltd.	Start date on the Portfolio
Joanna Bates	Senior Portfolio Manager	July 1999
John Kirk	Deputy Chief Executive Officer	July 1999
Christopher A. Moth	Director/Chief Investment Officer, Global Fixed Income and Currency	July 1999

Investments in the Portfolio are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Portfolio, the repayment of capital from the Portfolio, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated May 24, 2012.